UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported 9/2/2005)

                          Med Gen Inc.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)

           Nevada                   000-29171            65-0703559
---------------------------      ----------------     -------------------
(State or other Jurisdiction     (Commission File       (IRS Employer
     of incorporation)                Number)         Identification No.)


     7284 West Palmetto Park Road, Suite #207, Boca Raton, FL 33433
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            (Address of principal executive offices)


                          561-750-1100
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                   (Issuer's telephone number)


                         Not Applicable
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  (Former name or former address, if changed since last report)

                     All Correspondence to:
                       Paul B Kravitz CEO
                       C/O Med Gen Inc.
                  7284 West Palmetto Park Road
                           Suite #207
                      Boca Raton, FL  33433


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Item 8.01  Other Events.
           ------------

The Board of Directors and NASDAQ have approved a 20:1 reverse split of all of the issued outstanding common shares. The effective date of the split shall be 9-6-2005 for all shareholders of record at the closing of business 9-2-2005. The old symbol MDGN will be replaced by a new symbol and the Cusip Number has been changed to : 58401X 30 8

The total outstanding shares as of the date of the 8-K filing is 53,176,447. After the reverse the total outstanding shares will be 2,658,822. All fractional shares will be reduced to the lower number by the Transfer Agent effective 9-6-2005.

The new symbol will be MGEN.


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                            SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Med Gen Inc.
Date: September 2, 2005
                              /s/Paul B. Kravitz
                              ----------------------------------
                              Paul B. Kravitz,
                              Chairman & Chief Executive Officer



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